UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2019

FULL HOUSE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001‑32583	13‑3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Summerlin 1980 Festival Plaza Drive, Suite 680 Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221‑7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐  Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐  Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	FLL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 31, 2019, Full House Resorts, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”). The Initial Form 8-K included a press release, furnished as Exhibit 99.1, reporting its financial results for the third quarter of 2019 (the “Earnings Release”).  The Company is furnishing this Amended Report on Form 8-K (this “Form 8-K/A”) to make certain changes to the financial information that was included in its Earnings Release.  These adjustments affect two lines on the income statement, specifically “(Benefit) provision for income taxes” and “Net income (loss),” in addition to basic and diluted earnings (loss) per share.  These changes are non-cash adjustments and do not affect any other items on the income statement, including net revenues, operating income (loss), or income (loss) before income taxes, nor do they affect Adjusted EBITDA.  Such changes reflect the corrected impact of the 2017 Tax Act, with the 2019 periods adjusted.  A corrected press release is furnished as Exhibit 99.1 to this Form 8-K/A.

Item 2.02   Results of Operations and Financial Condition

On October 31, 2019, the Company issued a press release reporting its financial results for the third quarter of 2019.  The full text of the Company’s Earnings Release, as revised to reflect the adjustments described in the Explanatory Note above to “(Benefit) provision for income taxes,” “Net income (loss),” and basic and diluted earnings (loss) per share, is furnished herewith as Exhibit 99.1.  The information contained in this Amended Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, none of such information shall be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except to the extent specifically referenced in any such filings.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits
	No.	Description
	99.1	Corrected Press Release of the Company dated October 31, 2019*

* This exhibit related to Item 2.02 shall be deemed to be furnished and not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: November 12, 2019	/s/ Lewis A. Fanger
Lewis A. Fanger, Senior Vice President, Chief Financial Officer & Treasurer